Exhibit 99.1

THE DIXIE GROUP, INC.
Pro Forma Consolidated Condensed Balance Sheets
(amounts in thousands, except share data)
Unaudited

	As Reported June 26, 2021	Adjustments Netting to Loss on Disposal		Adjustments to Remove Amounts for Discontinued Operations		As Adjusted
ASSETS	(Unaudited)	(Unaudited)		(Note 1)
Current Assets
Cash and cash equivalents	$2,398	$2,134	(A)	$—		$4,532
Receivables, net	51,470	—		(6,050)	(I)	45,420
Inventories, net	91,384	(18,167)	(B)	(2,000)	(J)	71,217
Prepaids and other current assets	5,562	1,025	(C)	(152)	(K)	6,435
Total Current Assets	150,814	(15,008)		(8,202)		127,604

Property, Plant and Equipment, Net	55,039	(4,957)	(D)	—		50,082
Operating Lease Right-Of-Use Assets	20,330	—		—		20,330
Other Assets	19,819	1,025	(E)	(1,716)	(L)	19,128
TOTAL ASSETS	$246,002	$(18,940)		$(9,918)		$217,144

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$27,733	$—		$(1,763)	(M)	$25,970
Accrued expenses	31,669	(627)	(F)	(3,115)	(N)	27,927
Current portion of long-term debt	4,502	—		(360)	(O)	4,142
Current portion of operating lease liabilities	3,271	—		—		3,271
Total Current Liabilities	67,175	(627)		(5,238)		61,310

Long-Term Debt, Net	73,431	(16,316)	(G)	(50)	(P)	57,065
Operating Lease Liabilities	17,775	—		—		17,775
Other Long-Term Liabilities	22,019	—		(1,631)	(Q)	20,388
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$180,400	$(16,943)		$(6,919)		$156,537

STOCKHOLDERS' EQUITY
Common Stock ($3 par value per share): Authorized 80,000,000 shares, issued and outstanding - 14,795,617 shared for 2021 and 14,557,435 shares for 2020	44,387	—		—		44,387
Class B Common Stock ($3 par value per share): Authorized 16,000,000 shares, issued and outstanding - 1,004,975 shares for 2021 and 880,313 shares for 2020	3,015	—		—		3,015
Additional paid-in capital	157,384	—		—		157,384
Accumulated deficit	(139,000)	(1,997)	(H)	(2,999)	(R)	(143,996)
Accumulated other comprehensive loss	(184)	—		—		(184)
TOTAL STOCKHOLDERS' EQUITY	65,602	(1,997)		(2,999)		60,606
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$246,002	$(18,940)		$(9,918)		$217,144

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Exhibit 99.1

THE DIXIE GROUP, INC.
Consolidated Condensed Statements of Operations
(unaudited; in thousands, except per share data)

	Six Months Ended June 26, 2021				Twelve Months Ended December 26, 2020				Twelve Months Ended December 28, 2019
	Pro Forma					Pro Forma				Pro Forma
	As Reported	Adjustments (S)		Pro Forma	As Reported	Adjustments (S)		Pro Forma	As Reported	Adjustments (S)		Pro Forma

NET SALES	$191,134	$(28,405)		$162,729	$315,939	$(65,070)		$250,869	$374,582	$(99,281)		$275,301
Cost of sales	145,885	(22,544)		123,341	239,483	(46,446)		193,037	288,377	(67,900)		220,477
GROSS PROFIT	45,249	(5,861)		39,388	76,456	(18,624)		57,832	86,205	(31,381)		54,824
Selling and administrative expenses	41,157	(8,460)		32,697	75,731	(17,556)		58,175	83,825	(23,455)		60,370
Other operating (income) expense, net	35	—		35	(108)	—		(108)	(23,988)	—		(23,988)
Facility consolidation and severance expenses, net	96	—		96	3,752	(1,281)		2,471	5,019	(4,435)		584
OPERATING INCOME (LOSS)	3,961	2,599		6,560	(2,919)	213		(2,706)	21,349	(3,491)		17,858
Interest expense	2,571	—		2,571	5,803	—		5,803	6,444	—		6,444
Other expense (income), net	(1)	—		(1)	678	—		678	(57)	—		(57)
Income (loss) from continuing operations before taxes	1,391	2,599		3,990	(9,400)	213		(9,187)	14,962	(3,491)		11,471
Income tax provision (benefit)	(51)	341	(T)	290	(312)	(9)	(T)	(321)	(657)	(50)	(T)	(707)
Income (loss) from continuing operations	1,442	2,258		3,700	(9,088)	222		(8,866)	15,619	(3,441)		12,178
Income (loss) from discontinued operations, net of tax	(121)	—		(121)	(120)	—		(120)	(348)	—		(348)
NET INCOME (LOSS)	$1,321	$2,258		$3,579	$(9,208)	$222		$(8,986)	$15,271	$(3,441)		$11,830

BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.09	$0.17		$0.26	$(0.59)	$(0.07)		$(0.66)	$0.96	$(0.49)		$0.47
BASIC SHARES OUTSTANDING	15,102	15,102		15,102	15,316	15,316		15,316	15,822	15,822		15,822

DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations	0.09	0.16		0.25	(0.59)	(0.07)		(0.66)	0.95	(0.48)		0.47
DILUTED SHARES OUTSTANDING	15,232	15,232		15,232	15,316	15,316		15,316	15,926	15,926		15,926

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Exhibit 99.1

THE DIXIE GROUP, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

1.Basis of Presentation

On September 13, 2021, The Dixie Group, Inc. (“the Company”) consummated an asset purchase agreement concerning the machinery and inventory related to its commercial products. The following unaudited pro forma financial statements give effect to the sale of the Company’s commercial related business. The unaudited pro forma balance sheet as of June 26, 2021, the date of the Company’s most recently filed balance sheet, has been prepared assuming the sale of the commercial business was consummated as of that date. The unaudited pro forma statements of operations for six months ended June 26, 2021, the twelve months ended December 26, 2020 and the twelve months ended December 28, 2019 have been prepared in accordance with the SEC’s pro forma rules under S-X Article 11 assuming that the sale of the commercial business occurred as of December 30, 2018, the first day of the first year presented. All material adjustments required to reflect the consummation of the sale of the commercial business are set forth in the columns under the label “Pro Forma Adjustments”. The data presented in the columns labeled “As Reported” is derived from the Company’s historical unaudited consolidated balance sheet as of June 26, 2021 and the consolidated statements of operations for the six months ended June 26, 2021, the twelve months ended December 26, 2020 and the twelve months ended December 28, 2019. The unaudited pro forma financial data is presented for informational purposes only and is not necessarily indicative of the results of future operations or future financial position of the Company or the actual results of operations or financial position that would have occurred had the sale of the commercial business been consummated as of the dates indicated above.

The unaudited pro forma condensed consolidated financial information is presented based on currently available information and assumptions, as described in the accompanying notes, that our management believes are reasonable under the circumstances. The parties have entered into a Transition Services Agreement with activity to be billed at internal cost. The pro forma adjustments do not include any estimate of activity under the Transition Services Agreement.

The unaudited pro forma financial statements and accompanying notes should be read in conjunction with our historical financial statements and accompanying notes thereto, and our Quarterly report on Form 10-Q for the six months ended June 26, 2021 and Annual Reports on Form 10-K for the years ended December 26, 2020 and December 28, 2019.
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Exhibit 99.1

2.     Notes to the Balance Sheet

A - Addition of cash deposited as collateral in place of fixed assets sold which were under financing agreement
B - Removal of net book value for commercial inventories. Includes write down of discontinued inventories retained by the Company post transaction
C - Current portion of escrow deposit
D - Removal of net book value for fixed assets related to the commercial business sold, idled and/or to be disposed
E - Long term portion of escrow deposit
F - Removal of liability for customer deposits. Addition of accrued expenses for transaction related costs such as severance agreements, legal fees and expenses for operational alignment
G - Reduction of debt by proceeds from sale of assets
H - Loss expected to be recorded for the sale of commercial business
I - Removal of net trade receivables generated by the commercial business
J - Removal of estimated recovery value of commercial inventory retained by the Company
K - Removal of deposits related to the commercial business
L - Removal of other long term assets related to the commercial business
M - Removal of trade accounts payable directly related to the commercial business
N - Removal of accrued expenses primarily, but not exclusively, related to payroll and estimated future claims of the commercial business
O - Removal of current portion of debt for payment on financing agreements tied to fixed assets removed in item D above
P - Removal of long term portion of debt for payment on financing agreements tied to fixed assets removed in item D above
Q - Removal of long term liabilities tied to the commercial business
R - Net amount of assets and liabilites held for discontinued operations

3.     Notes to the Income Statement

S - Column shows adjustment amounts for revenues and expenses directly related to the commercial business
T - Represents the estimated tax effect of the pro forma adjustments

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